UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2024

MOBIX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40621	98-1591717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15420 Laguna Canyon Road, Suite 100 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 808-8888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	MOBX	Nasdaq Global Market
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MOBXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01 Entry into a Material Definitive Agreement

As previously announced, on May 8, 2024, Mobix Labs, Inc., a Delaware corporation (the “Company” or “Mobix Labs”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with RaGe Systems, Inc, a Delaware corporation (“RaGE Systems”), and Mobix Merger Sub III, LLC, a Delaware limited liability company (“Merger Sub”) to acquire RaGE Systems, a leader in radio frequency joint design and manufacturing services for aggregate consideration of $12,000,000. RaGE Systems specializes in developing products for 5G communications, mmWave imaging, and software defined radio targeting the commercial, industrial, and defense and aerospace sectors. The Business Combination Agreement provides that, upon the terms and subject to the conditions set forth therein, RaGE Systems will be merged with and into the Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly-owned subsidiary of the Company. The respective boards of directors of the Company and RaGE Systems unanimously approved the Business Combination Agreement.

Upon the closing of the Merger, the Company will issue to the stockholders of RaGE Systems a number of shares of Mobix Labs Class A Common Stock (the “Class A Common Stock”) equal to the quotient of (a) $10,000,000 divided by (b) the VWAP (as defined in the Business Combination Agreement) of Class A Common Stock for the fifteen (15) trading days up to and including the fifth business day prior to the closing date. In addition, the Company will pay to the RaGE stockholders an aggregate cash amount of $2,000,000 as follows: (a) $200,000 to be paid on the closing date; (b) $1,000,000 to be paid on November 15, 2024 and (c) $800,000 to be paid on April 15, 2025.

Consummation of the Merger, which is expected to occur in May 2024, is subject to the satisfaction or waiver of customary closing conditions, including the absence of a material adverse effect with respect to the other party, the accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Business Combination Agreement, the satisfactory completion of the Company’s due diligence investigation and compliance in all material respects with the other party’s obligations under the Business Combination Agreement.

In connection with the Merger, and on terms and conditions to be determined by the Company, the Company will enter into employment agreements with each of the RaGE stockholders (the “Employment Agreements”). Pursuant to the Business Combination Agreement, the RaGE stockholders will also be entitled to receive possible earn-out payments of up to $8,000,000 over eight fiscal quarters in a combination of cash and stock based upon the satisfaction of certain financial metrics. The Business Combination Agreement also provides the RaGE stockholders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

The foregoing summary of the Business Combination Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Business Combination Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Business Combination Agreement has been attached as an exhibit hereto to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, RaGE Systems, or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger. The representations, warranties and covenants contained in the Business Combination Agreement were made only for purposes of the Business Combination Agreement as of the specific dates therein, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time and investors should not rely on them as statements of fact.

Item 3.02 Unregistered Sales of Equity Securities

The information regarding the Business Combination Agreement and the issuance of the shares of Class A Common Stock contemplated thereunder set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The securities comprising the stock consideration to be issued in connection with the Merger have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act for transactions by an issuer not involving any public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by the Company and RaGE Systems that did not involve a public offering, (b) there were only two recipients and (c) representations from the RaGE stockholders to support such exemption, including with respect to the Seller’s status as an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Business Combination Agreement, dated as of May 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobix Labs, Inc.

Date: May 14, 2024	By:	/s/ Keyvan Samini
	Name:	Keyvan Samini
	Title:	President and Chief Financial Officer

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